EXHIBIT

10.4

____________________________________________________________________________

Employment Agreement

Patrick Mokros

Chief Operating Officer

Groovy Company, Inc. (GROO)  |  Annual Report on Form 10-K  |  Fiscal Year Ended December 31, 2025

EMPLOYMENT AGREEMENT

Groovy Company, Inc., d/b/a OTCM Protocol  -  Patrick Mokros  -  Chief Operating Officer

Effective Date: January 1, 2026

This Employment Agreement (“Agreement”) is entered into as of January 1, 2026 (“Effective Date”), between GROOVY COMPANY, INC., a Wyoming corporation, d/b/a OTCM Protocol (“Company”), and PATRICK MOKROS (“Executive”).

WHEREAS, the Company desires to employ the Executive as Chief Operating Officer to oversee the critical operational bridge between blockchain technology and traditional securities infrastructure; and

WHEREAS, the Executive possesses unique expertise as founder and CEO of Empire Stock Transfer, Inc., an SEC-registered transfer agent, uniquely qualifying him to manage the custody infrastructure underlying the Company’s ST22 Security Token framework; and

WHEREAS, the Executive desires to accept such employment under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

ARTICLE I: EMPLOYMENT AND TERM

1.1  Position

The Company hereby employs the Executive as Chief Operating Officer (“COO”), reporting directly to the Chief Executive Officer.

1.2  Term

This Agreement shall commence on January 1, 2026 and continue for an initial term of TEN (10) YEARS through December 31, 2035, unless earlier terminated in accordance with Article VII.

1.3  Location

The Executive’s principal place of employment shall be at the Company’s headquarters in Wyoming, with regular travel required to transfer agent facilities, partner locations, and operational sites.

ARTICLE II: DUTIES AND RESPONSIBILITIES

2.1  Primary Operational Leadership

The Executive shall serve as chief operating officer with primary responsibility for all Company operations, with particular focus on the bridge between the OTCM Protocol blockchain infrastructure and traditional securities operations:

A.  Transfer Agent Integration & Custody Management

•Serve as primary liaison between the Company and Empire Stock Transfer, Inc. for all Series M Preferred Share custody arrangements underlying the ST22 Security Token framework

•Oversee perpetual custody of Series M Preferred Shares deposited by beta and production issuers (GROO, MSPC, GRLF, and future issuers)

•Manage share deposit, verification, and immobilization processes for all tokenized issuers

•Ensure compliance with SEC transfer agent regulations and Rule 17Ad-7 recordkeeping requirements

•Coordinate corporate actions, shareholder record maintenance, and regulatory transfer agent reporting

B.  ST22 Tokenization Operations

•Oversee end-to-end tokenization workflow for OTC issuer companies onboarding to the OTCM Protocol

•Manage Series M Preferred Share creation, documentation, and custodial transfer

•Ensure proper token minting, distribution, burn, and redemption operations consistent with the SEC Category 1 framework

•Implement reconciliation procedures between on-chain token records and off-chain transfer agent records

•Scale issuer onboarding from current 3-company beta to the 100-company Year 1 target

C.  Platform Operations & Technology Bridge

•Oversee integration between the OTCM blockchain protocol and transfer agent systems

•Direct implementation of KYC/AML operational procedures and Rule 506(c) accredited investor verification

•Manage operational databases, reporting systems, and disaster recovery procedures

•Coordinate smart contract deployment operations with the CTO

D.  Regulatory & Compliance Operations

•Ensure operational compliance with all SEC regulations applicable to the Company’s tokenization framework

•Implement BSA/AML/KYC operational procedures and OFAC sanctions screening

•Support Form 211 process to restore Rule 15c2-11 eligibility

•Manage Wyoming Digital Asset Corporation registration compliance

E.  Related-Party Oversight Disclosure

The Executive acknowledges that Empire Stock Transfer, Inc. is a related party to the Company as disclosed in the Company’s SEC filings. The Executive agrees to recuse himself from any Board or management decisions that present actual conflicts of interest between the Company and Empire Stock Transfer, and to follow the Company’s related-party transaction policies.

2.2  Devotion of Time

The Executive shall devote substantially all of their business time, attention, and efforts to the performance of their duties, with flexibility for operational demands that may require attention outside standard business hours.

2.3  Compliance with Policies

The Executive agrees to comply with all Company policies, including the Insider Trading Policy, Code of Ethics, and Conflict of Interest Policy.

ARTICLE III: COMPENSATION

3.1  Base Salary

The Company shall pay the Executive an annual base salary of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), payable in accordance with the Company’s normal payroll practices, subject to annual review by the Compensation Committee.

3.2  Annual Bonus

The Executive shall be eligible for an annual performance bonus with a target of up to 30% of base salary, based on achievement of performance metrics established by the Compensation Committee.

3.3  Equity Compensation

The Executive shall be entitled to equity compensation in the form of Series A Preferred Stock as separately agreed between the parties and approved by the Board of Directors.

3.4  Change in Control

In the event of a Change in Control, all unvested equity shall immediately vest and the Executive shall be entitled to severance as specified in Article VII.

ARTICLE IV: BENEFITS

4.1  Employee Benefits

The Executive shall be entitled to participate in all employee benefit plans generally available to senior executives, including:

•Comprehensive health, dental, and vision insurance

•401(k) retirement plan with company matching

•Life and disability insurance

•Directors and Officers (D&O) liability insurance

4.2  Vacation

The Executive shall be entitled to four (4) weeks of paid vacation annually, in addition to Company-observed holidays.

4.3  Business Expenses

The Company shall reimburse all reasonable and documented business expenses incurred in the performance of duties, including business travel, professional memberships, conferences, mobile phone, and home office expenses.

ARTICLE V: CONFIDENTIALITY AND INTELLECTUAL PROPERTY

5.1  Confidential Information

The Executive acknowledges access to confidential and proprietary information and agrees to maintain strict confidentiality during and after employment.

5.2  Intellectual Property

All inventions, developments, and work product created during employment shall be the exclusive property of the Company.

ARTICLE VI: NON-COMPETITION AND NON-SOLICITATION

6.1  Non-Competition

During employment and for 12 months thereafter, the Executive shall not directly or indirectly engage in any business competitive with the Company’s OTC market solutions and blockchain tokenization platform.

6.2  Non-Solicitation

During employment and for 18 months thereafter, the Executive shall not solicit Company employees, customers, or partners.

6.3  Blue Pencil

If any restriction is deemed unenforceable, it shall be modified to the minimum extent necessary to make it enforceable.

ARTICLE VII: TERMINATION

7.1  Termination by the Company

A.  Without Cause

The Company may terminate without cause upon sixty (60) days’ written notice, with severance equal to:

•9 months’ base salary

•Pro-rated bonus for the year of termination

•Continued health benefits for 9 months

•Accelerated vesting of 50% of unvested equity

B.  For Cause

The Company may terminate immediately for Cause, including:

•Material breach of this Agreement or Company policies

•Violation of federal securities laws or regulations

•Conviction of a felony or crime involving moral turpitude

•Willful misconduct or gross negligence

7.2  Termination by Executive

A.  Without Good Reason

The Executive may resign upon sixty (60) days’ written notice, with no severance benefits.

B.  For Good Reason

The Executive may terminate for Good Reason (material breach by the Company, substantial diminution of duties, or required relocation) and receive severance as if terminated without cause.

7.3  Death or Disability

In the event of death or permanent disability, the Executive or estate shall receive accrued compensation, pro-rated bonus, and accelerated vesting of 50% of unvested equity.

ARTICLE VIII: INDEMNIFICATION

The Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law for actions taken in good faith in the performance of duties, and shall maintain appropriate D&O insurance coverage.

ARTICLE IX: GENERAL PROVISIONS

9.1  Governing Law

This Agreement shall be governed by the laws of the State of Wyoming.

9.2  Arbitration

Any disputes shall be resolved through binding arbitration under American Arbitration Association (AAA) rules.

9.3  Entire Agreement

This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements relating to the subject matter hereof.

9.4  Amendment

CHIEF EXECUTIVE OFFICER	CHIEF OPERATING OFFICER
Berj Abajian	Patrick Mokros
Groovy Company, Inc. (GROO)	Groovy Company, Inc. (GROO)

Signature: /s/ Berj Abajian	Signature: /s/ Patrick Mokros

Name:  Berj Abajian

Title:  Chief Executive Officer

Date:  January 1, 2026

EXECUTIVE

Name:  Patrick Mokros

Signature:  /S/ Patric Mokros

Date:  January 1, 2026